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                                                                    Exhibit 10.7

                                                               EXECUTION VERSION


                               SECOND AMENDMENT
                              TO OPTION AGREEMENT

          THIS SECOND AMENDMENT TO OPTION AGREEMENT (this "Amendment") is dated as of March __, 2001 and entered into by and among Amerigon Incorporated, a California corporation (the "Holder"), BSST, LLC, a Delaware limited liability company (the "Company"), and Dr. Lon E. Bell, the sole member of the Company ("Dr. Bell") and is made with reference to that certain Option Agreement, dated as of September 4, 2000 (as previously amended, the "Option Agreement"), by and among the Holder, the Company and Dr. Bell. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Option Agreement.

                                    RECITALS

          WHEREAS, the Holder, the Company and Dr. Bell desire to amend the Option Agreement to permit the Holder to have five day business days after an Option Expiration Date to pay the applicable Option Extension Fee;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENT TO THE OPTION AGREEMENT

          Paragraph (a) of Section 2 of the Option Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          (a) "Option Expiration Date" shall mean January 31, 2001; provided, however, that the Option Expiration Date shall mean the "Resulting Option Expiration Date" specified in the table below if the Holder pays the applicable Option Extension Fee on or before the date that is five business days after the Option Expiration Date in effect immediately prior to such payment.


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   Option Expiration Date   Option Extension Fee   Resulting Option Expiration
     Previously in Effect                                     Date

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       January 31, 2001            $ 60,000               February 28, 2001

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       February 28, 2001           $ 80,000               March 31, 2001

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       March 31, 2001              $100,000               April 30, 2001

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       April 30, 2001              $120,000               May 31, 2001

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Section 2. REPRESENTATIONS AND WARRANTIES

          In order to induce the parties to enter into this Amendment, each party hereby represents and warrants to each other party that:

          (a) Such party has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Option Agreement as amended by this Amendment (the "Amended Agreement");

          (b) the execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary action on the part of such party;

          (c) the execution and delivery by each party of this Amendment and the performance by each party of the Amended Agreement do not and will not
     (i) violate any provision of any law or any governmental rule or regulation applicable to such party, the organizational documents, if any, of such party or any order, judgment or decree of any court or other agency of government binding on such party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of such party, (iii) result in or require the creation or imposition of any lien upon any of the properties or assets of such party, or (iv) require any approval of stockholders or members, other than consents that have been obtained, or any approval or consent of any person under any contractual obligation of such party;

          (d) the execution and delivery by each party of this Amendment and the performance by such party of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body;

          (e) this Amendment and the Amended Agreement have been duly executed and delivered by such party and are the legally valid and binding obligations of such party, enforceable against such party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          (f) all representations and warranties of such party contained in the Option Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and

          (g) each party has performed all covenants and agreements to be performed on their part prior to the date hereof as set forth in the Option Agreement.

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Section 3. MISCELLANEOUS

          A.   Reference to and Effect on the Option Agreement.

          (i) Except as specifically amended by this Amendment, the Option Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          (ii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy under, the Option Agreement.

          B. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          D.   Effectiveness.   This Amendment shall become effective upon the
execution of counterparts hereof by the Holder, the Company and Dr. Bell and receipt by the Holder, the Company and Dr. Bell of written or telephonic notification of such execution and authorization of delivery thereof.

          E. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                          [signature page to follow]

                                       3
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                 AMERIGON INCORPORATED


                                 By: ________________________________
                                      Name:
                                      Title:

                                 BSST, LLC


                                 By: ________________________________
                                      Name:
                                      Title:

                                 DR. LON E. BELL


                                 ________________________________

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